UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 ________________________________
Form 8-K

Current Report

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934 Date of Report (Date of earliest event reported): August 23, 2005
Dollar Financial Corp. (Exact name of registrant as specified in charter)
Not Applicable (Former name or former address, if changed since last report)
DELAWARE (State or Other Jurisdiction of Incorporation or Organization)	000-50866 (Commission file number)	23-2636866 (I.R.S. Employer Identification Number)
1436 Lancaster Avenue, Suite 310, Berwyn, Pennsylvania (Address of principal executive offices)	19312 (Zip Code)
610-296-3400 (Registrant's telephone number, including area code)
Dollar Financial Group, Inc. (Exact name of registrant as specified in charter)
Not Applicable (Former name or former address, if changed since last report)
NEW YORK (State or Other Jurisdiction of Incorporation or Organization)	333-18221 (Commission file number)	13-2997911 (I.R.S. Employer Identification Number)
1436 Lancaster Avenue, Suite 310, Berwyn, Pennsylvania (Address of principal executive offices)	19312 (Zip Code)
610-296-3400 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K is filed by Dollar Financial Corp., a Delaware corporation (the "Company"), pursuant to Section 13 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and by the Company's wholly-owned subsidiary, Dollar Financial Group, Inc., a New York corporation ("Group") pursuant to Section 15(d) of the Exchange Act.

Item 1.01. Entry Into a Material Definitive Agreement.

The Compensation Committee (the "Committee") of the Board of Directors of the Company approved the following actions with respect to the Company's named executive officers, subject to finalizing the Company's financial results for the fiscal year ended June 30, 2005, which occurred on August 23, 2005:

Key Management Bonus Awards to Company Executives. The Committee approved cash bonus awards for the following named executive officers earned during the fiscal year ended June 30, 2005 and to be paid on or about August 26, 2005. The bonus awards were based upon the achievement of Company financial performance goals set forth in the Key Management Bonus Program which was previously reviewed and approved by the Board of Directors of the Company.

Name	Title	Award

Sydney Franchuk	Senior Vice President and President-North American Operations	$208,600 (1)

Cameron Heatherington	Senior Vice President - International Operations	$63,565 (2)

(1)	The terms of Mr. Franchuk's award provide for a payment of 250,000 Canadian dollars, which, as of the date of the award, was equal to approximately US$208,600.
(2)	The terms of Mr. Heatherington's award provide for a payment in 35,310 British pounds,which, as of the date of the award, was equal to approximately US$63,565.

Awards Pursuant to Preexisting Employment Agreements. The Committee also confirmed the cash bonus amount payable to Jeffrey A. Weiss, the Company's Chairman of the Board and Chief Executive Officer, and Donald Gayhardt, its President. These cash bonuses were determined pursuant to the bonus provisions contained in the Employment Agreements between each such individual and the Company, effective December 19, 2003, which were previously filed by the Company as Exhibits to the Company's Registration Statement on Form S-1 filed with the Securities and Exchange Commission on March 12, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOLLAR FINANCIAL CORP.

Date: August 25, 2005	By:/s/ Randy Underwood

Randy Underwood

Executive Vice President and Chief

Financial Officer

DOLLAR FINANCIAL GROUP, INC.

Date: August 25, 2005	By: /s/ Randy Underwood

Randy Underwood

Executive Vice President and Chief

Financial Officer